                                                                    EXHIBIT 99.1


PRESS CONTACT:                                         FINANCIAL CONTACT:
Tim Powers                                             Stacey Santilli
RSA Security Inc.                                      RSA Security Inc.
(781) 301-5344                                         (781) 301-5108
tpowers@rsasecurity.com                                ssantilli@rsasecurity.com

                                                           FOR IMMEDIATE RELEASE

                  RSA SECURITY ANNOUNCES Q4 AND FY 2001 RESULTS

                       COMPANY GIVES GUIDANCE FOR FY 2002

BEDFORD, MASS., JANUARY 24, 2002 - RSA Security Inc. (Nasdaq: RSAS) today reported financial results for the fourth quarter and year ended December 31, 2001.

Revenue for the fourth quarter of 2001 was $63.0 million, compared to $78.1 million for the fourth quarter of 2000. Net income for the fourth quarter of 2001 from the Company's core operating business was $0.4 million ($0.01 per share on a diluted basis) compared to $11.0 million ($0.18 per share on a diluted basis) for the same period in 2000. The Company reported a net loss for the fourth quarter of 2001, including the operations of RSA Capital and other charges, of $10.1 million (a loss of $0.18 per share on a diluted basis), compared to net income of $103.9 million ($1.70 per share on a diluted basis) for the fourth quarter of 2000. Reported net income for the fourth quarter of 2001 includes pre-tax gains of $3.0 million from investing activities.

Revenue for the year ended December 31, 2001 was $282.7 million, a 0.9 % increase over the same period last year. Net income from the Company's core operating business was $14.7 million, or $0.25 per diluted share, for the year ended December 31, 2001, compared to $39.1 million, or $0.61 per diluted share, in the year 2000. Reported net loss for the year ended December 31, 2001, including the operations of RSA Capital and other charges, was $2.5 million (a loss of $0.04 per share on a diluted basis), compared to net income of $205.8 million (income of $3.21 per share on a diluted basis) for the same period last year. Reported net loss for 2001 includes pre-tax gains of $40.8 million from investing activities.

"While we are not satisfied, we are nonetheless pleased with our results given the current economic climate," said Art Coviello, CEO and president at RSA Security. "We enter the year 2002 profitable from our core operations and in control of our business. We are not, however, in control of the economy or IT spending, which has clearly slowed over the last year. When IT spending rebounds
- and we believe it will - we believe that customers will continue to choose RSA Security because of our deep industry knowledge, award-winning products and solutions, customer care and support, and rich strategy for enabling e-business process securely."

BUSINESS OUTLOOK
The Company's revenue guidance for 2002 is in the following ranges:

      -     $63 - $65 million in Q1 2002

      -     $67 - $71 million in Q2 2002

      -     $70 - $75 million in Q3 2002

      -     $79 - $84 million in Q4 2002

Notwithstanding the ranges described above, the Company reiterates its year 2002 total revenue guidance of $285 - $295 million.

The Company's guidance for net income from its core operating business is in the following ranges:

      -     $0.01 - $0.03 per share in Q1 2002

      -     $0.04 - $0.07 per share in Q2 2002

      -     $0.05 - $0.09 per share in Q3 2002

      -     $0.11 - $0.14 per share in Q4 2002

Notwithstanding the ranges described above, the Company expects net income from its core operating business for year 2002 to be $0.25 - $0.33 per share.

The Company's guidance on reported net income/(loss) on a GAAP basis, including the operations of RSA Capital and other charges, is in the following ranges:

      -     $(0.04) - $(0.05) per share in Q1 2002

      -     $(0.01) - $(0.03) per share in Q2 2002

      -     $(0.01) - $0.02 per share in Q3 2002

      -     $0.07 - $0.09 per share in Q4 2002

      -     Total year of $(0.02) - $0.06 per share

ABOUT RSA SECURITY INC.

RSA Security Inc., the most trusted name in e-security(R), helps organizations build secure, trusted foundations for e-business through its RSA SecurID(R) two-factor authentication, RSA ClearTrust(R) Web access management, RSA BSAFE(R) encryption and RSA Keon(R) digital certificate management systems. With more than one billion RSA BSAFE-enabled applications in use worldwide, more than ten million RSA SecurID authentication users and almost 20 years of industry experience, RSA Security has the proven leadership and innovative technology to address the changing security needs of e-business and bring trust to the online economy. RSA Security can be reached at www.rsasecurity.com.

                                       ###

RSA, Keon, SecurID, ClearTrust, BSAFE and The Most Trusted Name in e-Security are registered trademarks of RSA Security Inc. All other products and services mentioned are trademarks of their respective companies.


This press release contains forward-looking statements regarding RSA Security's financial condition, expected revenues, earnings per share and success during the year 2002. These statements involve a number of risks and uncertainties. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are general economic conditions, including the current weakness in the global economy, changes in our operating expenses, the timing of the introduction or enhancement of our products and our competitors' products, changes in product pricing, including changes in competitors' pricing policies, development of our direct and indirect distribution channels, integration of acquisitions, personnel departures and new hires, delays in product development, competitive pressures, changes in customer and market requirements and standards, market acceptance of new products and technologies, technological changes in the computer industry and the risk factors detailed from time to time in RSA Security's periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation RSA Security's Annual Report on Form 10-K filed on March 28, 2001 and Quarterly Report on Form 10-Q filed on October 17, 2001.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

                                                                    THREE MONTHS ENDED
                                                                     DECEMBER 31, 2001
                                                                        (UNAUDITED)
                                                           PROFORMA
                                                          P&L FOR CORE       RSA           OTHER
                                                           OPERATIONS      CAPITAL(i)    NON-CORE         GAAP
                                                           ----------      ----------    --------         ----

Revenue                                                   $  63,016      $      --      $      --      $  63,016
Cost of revenue                                              14,395            175             --         14,570
                                                          ---------      ---------      ---------      ---------
Gross margin                                                 48,621           (175)            --         48,446

Operating expenses:
Research and development                                     12,805            990             --         13,795
Marketing and selling (ii)                                   27,668            125            375         28,168
General and administrative                                    6,562          1,383             --          7,945
Restructurings (iii)                                             --             --         10,320         10,320
Amortization of goodwill and intangible assets (iii)             --             --          6,368          6,368
Legal settlement (iii)                                           --             --            982            982
                                                          ---------      ---------      ---------      ---------
Total operating expenses                                     47,035          2,498         18,045         67,578
                                                          ---------      ---------      ---------      ---------
Operating income (loss)                                       1,586         (2,673)       (18,045)       (19,132)
Interest income (expense) and other, net (iv)                (1,080)            --           (580)        (1,660)
Income from investing activities (iii)                           --          3,045             --          3,045
                                                          ---------      ---------      ---------      ---------
Income (loss) before provision for income taxes                 506            372        (18,625)       (17,747)

Provision (benefit) for income taxes                            152            130         (7,953)        (7,671)
                                                          ---------      ---------      ---------      ---------

Net income (loss)                                         $     354      $     242      $ (10,672)     $ (10,076)
                                                          =========      =========      =========      =========

Net income (loss) per share - basic (v)                   $    0.01      $    0.00      $   (0.19)     $   (0.18)
                                                          =========      =========      =========      =========

Weighted average number of common shares - basic             56,163         56,163         56,163         56,163
                                                          =========      =========      =========      =========

Net income (loss) per share - diluted                     $    0.01      $    0.00      $   (0.19)     $   (0.18)
                                                          =========      =========      =========      =========

Weighted average number of common shares - diluted           57,012         57,012         56,163         56,163
                                                          =========      =========      =========      =========

                                                                     THREE MONTHS ENDED
                                                                     DECEMBER 31, 2000
                                                                        (UNAUDITED)
                                                            PROFORMA
                                                           P&L FOR CORE      RSA         OTHER
                                                           OPERATIONS     CAPITAL(i)    NON-CORE       GAAP
                                                           ----------     ----------    --------        ----

Revenue                                                     $  78,122     $      --      $    --     $  78,122
Cost of revenue                                                14,708            --           --        14,708
                                                            ---------     ---------      -------     ---------
Gross margin                                                   63,414            --           --        63,414

Operating expenses:
Research and development                                       11,997            --           --        11,997
Marketing and selling (ii)                                     30,174            --           --        30,174
General and administrative                                      8,252         1,570           --         9,822
Restructurings (iii)                                               --            --           --            --
Amortization of goodwill and intangible assets (iii)               --            --           --            --
Legal settlement (iii)                                             --            --           --            --
                                                            ---------     ---------      -------     ---------
Total operating expenses                                       50,423         1,570           --        51,993
                                                            ---------     ---------      -------     ---------
Operating income (loss)                                        12,991        (1,570)          --        11,421
Interest income (expense) and other, net (iv)                   3,605          (474)          --         3,131
Income from investing activities (iii)                             --       149,824           --       149,824
                                                            ---------     ---------      -------     ---------
Income (loss) before provision for income taxes                16,596       147,780           --       164,376

Provision (benefit) for income taxes                            5,643        54,817           --        60,460
                                                            ---------     ---------      -------     ---------

Net income (loss)                                           $  10,953     $  92,963           $-     $ 103,916
                                                            =========     =========      =======     =========

Net income (loss) per share - basic (v)                     $    0.19     $    1.65           $-     $    1.83
                                                            =========     =========      =======     =========

Weighted average number of common shares - basic               56,259        56,259       56,259        56,259
                                                            =========     =========      =======     =========

Net income (loss) per share - diluted                       $    0.18     $    1.52           $-     $    1.70
                                                            =========     =========      =======     =========

Weighted average number of common shares - diluted             61,269        61,269       61,269        61,269
                                                            =========     =========      =======     =========

     Net income (loss) includes the following non-core activities:

(i) The RSA Capital segment consists of the Company's investment activities and costs associated with the New Emerging Security Technologies group.

(ii) $375 of marketing and selling expenses relate to the cancellation of the annual sales conference for the three months ending December 31, 2001.

(iii)Non-core activities.

(iv) $580 of interest income (expense) and other, net for the three months ended December 31, 2001 relates to the non cash accretion of warrants and amortization of deferred financing costs in connection with convertible debentures.

(v) Basic earnings per share is based on net income available to shareholders, net of financing costs on forward equity contracts of $984 for the three months ended December 31, 2000; a non-core activity.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

                                                                           YEAR ENDED
                                                                        DECEMBER 31, 2001
                                                                          (UNAUDITED)
                                                        PROFORMA
                                                       P&L FOR CORE      RSA           OTHER
                                                       OPERATIONS      CAPITAL(i)     NON-CORE         GAAP
                                                       ----------      ----------     --------         ----
Revenue                                                 $ 282,652     $      68      $      --      $ 282,720
Cost of revenue (ii)                                       60,998           357          5,327         66,682
                                                        ---------     ---------      ---------      ---------
Gross margin                                              221,654          (289)        (5,327)       216,038

Operating expenses:
Research and development (iii)                             55,557         2,501            287         58,345
Marketing and selling (iv)                                120,800           462          1,653        122,915
General and administrative (v)                             30,733         7,332             80         38,145
Restructurings (vi)                                            --            --         19,956         19,956
Amortization of goodwill and intangible assets (vi)            --            --         14,452         14,452
In process research and development (vi)                       --            --          7,891          7,891
Legal settlement (vi)                                          --            --            982            982

Total operating expenses                                  207,090        10,295         45,301        262,686
                                                        ---------     ---------      ---------      ---------
Operating income (loss)                                    14,564       (10,584)       (50,628)       (46,648)
Interest income (expense) and other, net (vii)              6,440            --           (580)         5,860
Income from investing activities (vi)                          --        40,836             --         40,836
                                                        ---------     ---------      ---------      ---------
Income (loss) before provision for income taxes            21,004        30,252        (51,208)            48

Provision (benefit) for income taxes                        6,301        12,307        (16,053)         2,555
                                                        ---------     ---------      ---------      ---------

Net income (loss)                                       $  14,703     $  17,945      $ (35,155)     $  (2,507)
                                                        =========     =========      =========      =========

Net income (loss) per share - basic (viii)              $    0.26     $    0.32      $   (0.62)     $   (0.04)
                                                        =========     =========      =========      =========

Weighted average number of common shares - basic           56,259        56,259         56,259         56,259
                                                        =========     =========      =========      =========

Net income (loss) per share - diluted                   $    0.25     $    0.31      $   (0.62)     $   (0.04)
                                                        =========     =========      =========      =========

Weighted average number of common shares - diluted         58,606        58,606         56,259         56,259
                                                        =========     =========      =========      =========

                                                                               YEAR ENDED
                                                                           DECEMBER 31, 2000
                                                                               (UNAUDITED)
                                                           PROFORMA
                                                         P&L FOR CORE       RSA           OTHER
                                                           OPERATIONS    CAPITAL (i)     NON-CORE          GAAP
                                                           ----------    -----------     --------          ----
Revenue                                                    $ 280,191     $      --      $      --      $ 280,191
Cost of revenue (ii)                                          54,983            --             --         54,983
                                                           ---------     ---------      ---------      ---------
Gross margin                                                 225,208            --             --        225,208

Operating expenses:
Research and development (iii)                                45,032            --             --         45,032
Marketing and selling (iv)                                   102,788            --             --        102,788
General and administrative (v)                                31,503         3,906             --         35,409
Restructurings (vi)                                               --            --         (2,079)        (2,079)
Amortization of goodwill and intangible assets (vi)               --            --             --             --
In process research and development (vi)                          --            --             --             --
Legal settlement (vi)                                             --            --             --             --

Total operating expenses                                     179,323         3,906         (2,079)       181,150
                                                           ---------     ---------      ---------      ---------
Operating income (loss)                                       45,885        (3,906)         2,079         44,058
Interest income (expense) and other, net (vii)                13,338          (474)            --         12,864
Income from investing activities (vi)                             --       272,853             --        272,853
                                                           ---------     ---------      ---------      ---------
Income (loss) before provision for income taxes               59,223       268,473          2,079        329,775

Provision (benefit) for income taxes                          20,138       103,874             --        124,012
                                                           ---------     ---------      ---------      ---------

Net income (loss)                                          $  39,085     $ 164,599      $   2,079      $ 205,763
                                                           =========     =========      =========      =========

Net income (loss) per share - basic (viii)                 $    0.68     $    2.84      $    0.04      $    3.50
                                                           =========     =========      =========      =========

Weighted average number of common shares - basic              58,051        58,051         58,051         58,051
                                                           =========     =========      =========      =========

Net income (loss) per share - diluted                      $    0.61     $    2.57      $    0.03      $    3.21
                                                           =========     =========      =========      =========

Weighted average number of common shares - diluted            64,027        64,027         64,027         64,027
                                                           =========     =========      =========      =========


      Net income (loss) includes the following non-core activities:

(i) The RSA Capital segment consists of the Company's investment activities and costs associated with the New Emerging Security Technologies group.

(ii) $5,327 of cost of revenue for the year ended December 31, 2001 includes $5,221 for the write off of prepaid license fees, and $106 relating to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc.

(iii) $287 of research and development costs for the year ended December 31, 2001 relate to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc.

(iv) $1,653 of marketing and selling expenses for the year ended December 31, 2001 includes $278 relating to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc., $1,000 for the cancellation of the RSA
     Conference-Europe, and $375 for the cancellation of the annual sales conference.

(v) $80 of general and administrative expenses for the year ended December 31, 2001 relate to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc.

(vi) Non-core activities.

(vii) $580 of interest income (expense) and other, net for the year ended December 31, 2001 relates to the non cash accretion of warrants and amortization of deferred financing costs in connection with the convertible debentures.

(viii) Basic earnings per share is based on net income available to shareholders, net of financing costs on forward equity contracts of $2,353 for the year ended December 31, 2000; a non-core activity.

CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

                                                                                           DECEMBER 31,       DECEMBER 31,
                                                                                              2001                2000
                                                                                            --------            --------
                                                ASSETS

Current assets
     Cash and cash equivalents                                                              $ 61,946            $301,897
     Marketable securities                                                                     1,174              33,205
     Accounts receivable (less allowance for doubtful accounts of $2,659 in 2001
        and $2,006 in 2000)                                                                   56,396              54,979
     Inventory                                                                                 8,954               3,707
     Prepaid expenses and other assets                                                        12,859              23,616
     Deferred taxes                                                                            4,337                  --
           Total current assets                                                              145,666             417,404
                                                                                            --------            --------
Property and equipment, net                                                                   94,840              64,207
                                                                                            ========            ========

Other assets
     Goodwill, net                                                                           182,708                  --
     Investments                                                                              50,843              87,688
     Intangible assets, net                                                                   37,346                  --
     Deferred taxes                                                                               --              20,723
     Other                                                                                     7,117               2,719
                                                                                            --------            --------
           Total other assets                                                                278,014             111,130
                                                                                            --------            --------
                                                                                            $518,520            $592,741
                                                                                            ========            ========

                                 LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
     Accounts payable                                                                       $  6,887            $  7,663
     Accrued payroll and related benefits                                                     11,206              16,023
     Accrued expenses and other liabilities                                                   25,612              15,876
     Income taxes payable                                                                         65              26,249
     Deferred revenue                                                                         30,505              25,444
     Deferred taxes                                                                               --              20,482
                                                                                            --------            --------
           Total current liabilities                                                          74,275             111,737
                                                                                            --------            --------
Long term liabilities
     Convertible debentures                                                                   76,102                  --
     Deferred taxes                                                                            4,337                  --
                                                                                            --------            --------
           Total long term  liabilities                                                       80,439                  --
                                                                                            --------            --------
Stockholders' equity                                                                         363,806             481,004
                                                                                            --------            --------
                                                                                            $518,520            $592,741
                                                                                            ========            ========